Exhibit 99.2

Supplemental Financial Information For the quarter ended March 31, 2024 May 6, 2024

Supplemental Financial Information May 6, 2024

Supplemental Financial Information May 6, 2024

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information May 6, 2024

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of May 6, 2024 owns 15 hotels comprised of 7,307 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information May 6, 2024

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information May 6, 2024

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, pre-opening, and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of our operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information May 6, 2024

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information May 6, 2024

Comparable Consolidated Statements of Operations

Q1 2024 – Q2 2023, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	March 31,	December 31,	September 30,	June 30,	Ended
	2024	2023	2023	2023	March 31, 2024
Revenues
Room	$135,815	$127,038	$134,428	$149,923	$547,204
Food and beverage	61,339	61,284	56,835	70,921	250,379
Other operating	20,012	19,772	22,398	21,728	83,910
Total revenues	217,166	208,094	213,661	242,572	881,493

Operating Expenses
Room	35,551	33,388	33,844	35,566	138,349
Food and beverage	44,315	43,907	42,725	46,897	177,844
Other expenses	83,483	81,076	82,895	83,556	331,010
Corporate overhead	7,518	7,421	7,127	8,396	30,462
Depreciation and amortization	29,040	29,135	29,134	28,038	115,347
Total operating expenses	199,907	194,927	195,725	202,453	793,012

Interest and other income	5,453	4,137	1,218	4,639	15,447
Interest expense	(11,010)	(16,768)	(11,894)	(9,223)	(48,895)
Income before income taxes	11,702	536	7,260	35,535	55,033
Income tax (provision) benefit, net	(93)	863	(602)	(803)	(635)
Net income	$11,609	$1,399	$6,658	$34,732	$54,398

Comparable Hotel Adjusted EBITDAre (2)	$52,295	$49,855	$54,009	$76,458	$232,617

Comparable Adjusted EBITDAre (3)	$54,511	$49,228	$50,786	$72,382	$226,907

Comparable Adjusted FFO attributable to common stockholders (4)	$37,518	$33,532	$33,424	$54,712	$159,186

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.18	$0.17	$0.16	$0.27	$0.78

*Footnotes on page 8

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information May 6, 2024

Comparable Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Boston Park Plaza sold in October 2023. Also excludes the gain on sale of assets, net, extinguishment of debt, and income tax related to hotels either sold or disposed of in prior years.
(2)	Comparable Hotel Adjusted EBITDAre reconciliation for the first quarter of 2024 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on May 6, 2024. Comparable Hotel Adjusted EBITDAre presented for the trailing 12 months ended March 31, 2024 includes all hotels owned by the Company as of March 31, 2024.
(3)	Comparable Adjusted EBITDAre reconciliation for the first quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for the first quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with repurchases of the Company’s common stock totaling 0.3 million, 1.6 million and 2.1 million shares in the second, third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information May 6, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q1 2024 – Q2 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands)	2024	2023	2023	2023	March 31, 2024

Net income	$13,035	$126,985	$15,558	$43,078	$198,656
Depreciation and amortization	29,040	29,135	33,188	32,397	123,760
Interest expense	11,010	16,768	11,894	9,223	48,895
Income tax (benefit) provision, net	(855)	2,799	602	803	3,349
Gain on sale of assets, net	(457)	(123,820)	—	—	(124,277)
EBITDAre	51,773	51,867	61,242	85,501	250,383

Amortization of deferred stock compensation	2,770	2,512	2,511	3,325	11,118
Amortization of right-of-use assets and obligations	(11)	(20)	(13)	(17)	(61)
Amortization of contract intangibles, net	—	—	(19)	(18)	(37)
Gain on extinguishment of debt	(21)	(8)	(9)	(12)	(50)
Hurricane-related insurance restoration proceeds	—	—	—	(3,722)	(3,722)
Property-level severance	—	297	—	—	297
Adjustments to EBITDAre, net	2,738	2,781	2,470	(444)	7,545

Adjusted EBITDAre	54,511	54,648	63,712	85,057	257,928
Sold hotel Adjusted EBITDAre (1)	—	(5,420)	(12,926)	(12,675)	(31,021)

Comparable Adjusted EBITDAre	$54,511	$49,228	$50,786	$72,382	$226,907

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information May 6, 2024

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2024– Q2 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	March 31,	December 31,	September 30,	June 30,	Ended
(In thousands, except per share data)	2024	2023	2023	2023	March 31, 2024

Net income	$13,035	$126,985	$15,558	$43,078	$198,656
Preferred stock dividends	(3,683)	(3,226)	(3,226)	(3,768)	(13,903)
Real estate depreciation and amortization	28,755	28,979	33,025	32,240	122,999
Gain on sale of assets, net	(457)	(123,820)	—	—	(124,277)
FFO attributable to common stockholders	37,650	28,918	45,357	71,550	183,475

Amortization of deferred stock compensation	2,770	2,512	2,511	3,325	11,118
Real estate amortization of right-of-use assets and obligations	(122)	(134)	(124)	(128)	(508)
Amortization of contract intangibles, net	231	105	84	85	505
Noncash interest on derivatives, net	(2,042)	3,600	(1,469)	(3,711)	(3,622)
Gain on extinguishment of debt	(21)	(8)	(9)	(12)	(50)
Hurricane-related insurance restoration proceeds	—	—	—	(3,722)	(3,722)
Property-level severance	—	297	—	—	297
Income tax related to hotel disposition	(948)	3,662	—	—	2,714
Adjustments to FFO attributable to common stockholders, net	(132)	10,034	993	(4,163)	6,732

Adjusted FFO attributable to common stockholders	37,518	38,952	46,350	67,387	190,207
Sold hotel Adjusted FFO (1)	—	(5,420)	(12,926)	(12,675)	(31,021)

Comparable Adjusted FFO attributable to common stockholders	$37,518	$33,532	$33,424	$54,712	$159,186

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.18	$0.17	$0.16	$0.27	$0.78

Basic weighted average shares outstanding	202,631	203,612	205,570	206,181	204,499
Shares associated with unvested restricted stock awards	665	613	411	733	606
Diluted weighted average shares outstanding	203,296	204,225	205,981	206,914	205,104
Equity transactions (2)	—	(1,164)	(3,123)	(3,764)	(2,013)
Comparable diluted weighted average shares outstanding	203,296	203,061	202,858	203,150	203,091

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information May 6, 2024

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2024 – Q2 2023, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Boston Park Plaza sold in October 2023.
(2)	Equity transactions represent repurchases of the Company’s common stock totaling 0.3 million, 1.6 million and 2.1 million shares in the second, third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information May 6, 2024

CAPITALIZATION

CAPITALIZATION	Page 12

Supplemental Financial Information May 6, 2024

Comparative Capitalization
Q1 2024 – Q1 2023

	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2024	2023	2023	2023	2023

Common Share Price & Dividends
At the end of the quarter	$11.14	$10.73	$9.35	$10.12	$9.88
High during quarter ended	$11.38	$11.05	$10.50	$10.79	$11.26
Low during quarter ended	$10.42	$9.04	$8.67	$9.39	$8.87
Common dividends per share	$0.07	$0.13	$0.07	$0.05	$0.05

Common Shares & Units
Common shares outstanding	203,674	203,480	205,623	207,185	207,410
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	203,674	203,480	205,623	207,185	207,410

Capitalization
Market value of common equity	$2,268,933	$2,183,336	$1,922,578	$2,096,709	$2,049,211
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	818,512	819,050	819,582	820,100	815,612
Total capitalization	$3,368,695	$3,283,636	$3,023,410	$3,198,059	$3,146,073

Total debt to total capitalization	24.3%	24.9%	27.1%	25.6%	25.9%
Total debt and preferred equity to total capitalization	32.6%	33.5%	36.4%	34.4%	34.9%

CAPITALIZATION	Page 13

Supplemental Financial Information May 6, 2024

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	March 31, 2024
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	$73,512
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000
Term Loan 3 (2)	Unsecured	6.77%	05/01/2026	225,000
Term Loan 1 (3)	Unsecured	5.25%	07/25/2027	175,000
Revolving Line of Credit	Unsecured	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	6.76%	01/25/2028	175,000

Total Debt				$818,512

Preferred Stock
Series G cumulative redeemable preferred (4)		1.621%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt and Preferred Statistics
			Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt			51.1%	63.6%
% Floating Rate Debt			48.9%	36.4%
Average Interest Rate			5.79%	5.56%
Weighted Average Maturity of Debt			2.8 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 3. By extending these loans, the Company's weighted average maturity of debt increases from 2.5 years to 2.8 years.
(2)	Interest rates on Term Loan 3 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. In May 2023, the pricing grid was reduced by 0.02% to a range of 133 to 218 basis points as the Company achieved the 2022 sustainability performance metric specified in the Second Amended Credit Agreement. The reduction in the pricing grid will be evaluated annually and is subject to the Company's continued ability to satisfy its sustainability metric. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort, resulting in cash dividends of $0.030365 per share declared for the last six months of 2023. During the first half of 2024, the dividend rate increased to the greater of 3.0% or the rate equal to the Montage Healdsburg’s annual net operating income yield on the Company’s total investment in the resort, resulting in cash dividends of $0.375 per share declared for the first six months of 2024. The total dividends declared during the last twelve months equate to an annual yield of 1.621%. In the second half of 2024, the dividend rate is expected to increase to the greater of 4.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 14

Supplemental Financial Information May 6, 2024

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information May 6, 2024

Hotel Information as of May 6, 2024

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	11%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	547	7%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	5%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg (4)	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,307	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information May 6, 2024

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q1 2024/2023

	ADR			Occupancy				RevPAR			TRevPAR
Hotels sorted by number of rooms	For the Quarter Ended March 31,			For the Quarter Ended March 31,				For the Quarter Ended March 31,			For the Quarter Ended March 31,
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$290	$286	1.7%	81.7%	82.9%	(120)	bps	$237	$237	0.2%	$428	$432	(0.9)%
Hyatt Regency San Francisco	325	324	0.4%	65.6%	66.0%	(40)	bps	213	214	(0.2)%	293	303	(3.2)%
The Westin Washington, DC Downtown (1)	265	245	8.2%	67.0%	47.7%	1,930	bps	178	117	52.0%	294	166	77.1%
Renaissance Orlando at SeaWorld®	230	221	4.0%	81.1%	83.2%	(210)	bps	186	184	1.4%	396	407	(2.8)%
Wailea Beach Resort	696	738	(5.6)%	81.0%	79.7%	130	bps	564	588	(4.1)%	806	851	(5.3)%
JW Marriott New Orleans	272	264	2.8%	68.4%	72.6%	(420)	bps	186	192	(3.2)%	253	267	(5.4)%
Marriott Boston Long Wharf	286	288	(0.6)%	67.6%	59.1%	850	bps	193	170	13.6%	285	249	14.5%
Marriott Long Beach Downtown (1)	226	239	(5.6)%	32.6%	74.1%	(4,150)	bps	74	177	(58.5)%	100	236	(57.5)%
The Bidwell Marriott Portland	143	160	(10.5)%	58.5%	50.5%	800	bps	84	81	3.7%	120	113	6.7%
Hilton New Orleans St. Charles	198	206	(3.8)%	80.0%	74.7%	530	bps	158	154	3.1%	184	175	5.6%
Oceans Edge Resort & Marina	420	471	(10.8)%	81.5%	78.7%	280	bps	342	370	(7.6)%	513	532	(3.5)%
Montage Healdsburg	868	941	(7.8)%	37.5%	43.0%	(550)	bps	325	405	(19.6)%	629	717	(12.2)%
Four Seasons Resort Napa Valley	1,075	1,370	(21.5)%	34.0%	30.3%	370	bps	365	415	(12.0)%	750	808	(7.1)%

Comparable Portfolio, Excluding Renovation Hotel (2)	327	331	(1.3)%	70.1%	69.7%	40	bps	229	231	(0.7)%	369	369	0.0%

Add: Renovation Hotel (1)
The Confidante Miami Beach	270	366	(26.3)%	41.1%	83.9%	(4,280)	bps	111	307	(63.9)%	130	478	(72.8)%

Comparable Portfolio (3)	$325	$333	(2.4)%	68.6%	70.5%	(190)	bps	$223	$235	(5.1)%	$357	$375	(4.7)%

*Footnotes on page 18

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information May 6, 2024

Property-Level Operating Statistics

Q1 2024/2023 Footnotes

(1)	Operating statistics for the first quarter of 2024 are impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the fourth quarter of 2024. Operating statistics for the first quarter of 2023 are impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of March 31, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the first quarter of 2024.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of March 31, 2024.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information May 6, 2024

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 19

Supplemental Financial Information May 6, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2024/2023

Hotels sorted by number of rooms	For the Quarter Ended March 31,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$46,388	$14,314	30.9%	$46,301	$15,039	32.5%	(160)	bps
Hyatt Regency San Francisco	21,926	2,619	11.9%	22,403	3,674	16.4%	(450)	bps
The Westin Washington, DC Downtown (1)	21,583	4,685	21.7%	12,055	606	5.0%	1,670	bps
Renaissance Orlando at SeaWorld®	28,140	10,127	36.0%	28,623	11,093	38.8%	(280)	bps
Wailea Beach Resort	40,133	15,556	38.8%	41,916	16,800	40.1%	(130)	bps
JW Marriott New Orleans	11,532	4,430	38.4%	12,053	5,475	45.4%	(700)	bps
Marriott Boston Long Wharf	10,779	1,682	15.6%	9,309	1,046	11.2%	440	bps
Marriott Long Beach Downtown (1)	3,421	(2,018)	(59.0)%	7,954	2,511	31.6%	(9,060)	bps
The Bidwell Marriott Portland	2,817	204	7.2%	2,613	168	6.4%	80	bps
Hilton New Orleans St. Charles	4,227	1,609	38.1%	3,960	1,521	38.4%	(30)	bps
Oceans Edge Resort & Marina	8,174	3,606	44.1%	8,377	3,978	47.5%	(340)	bps
Montage Healdsburg	7,543	(1,579)	(20.9)%	8,384	(1,310)	(15.6)%	(530)	bps
Four Seasons Resort Napa Valley	6,488	(2,702)	(41.6)%	6,856	(1,858)	(27.1)%	(1,450)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	213,151	52,533	24.6%	210,804	58,743	27.9%	(330)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,015	(238)	(5.9)%	14,581	5,667	38.9%	(4,480)	bps

Comparable Portfolio (3)	217,166	52,295	24.1%	225,385	64,410	28.6%	(450)	bps

Add: Sold Hotel (4)	N/A	N/A	N/A	18,040	1,003	5.6%	N/A

Actual Portfolio (5)	$217,166	$52,295	24.1%	$243,425	$65,413	26.9%	N/A

*Footnotes on page 21

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information May 6, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q1 2024/2023 Footnotes

(1)	Hotel Adjusted EBITDAre for the first quarter of 2024 is impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the fourth quarter of 2024. Adjusted EBITDAre for the first quarter of 2023 is impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of March 31, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the first quarter of 2024.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of March 31, 2024.
(4)	Sold Hotel includes the Boston Park Plaza sold in October 2023.
(5)	Actual Portfolio includes results for the 14 hotels and 15 hotels owned by the Company during the first quarters of 2024 and 2023, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21